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                                                                 Exhibit 10.16

                         COMMERCIAL PROMISSORY NOTE

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT DATED AS OF APRIL 1, 1998 (A COPY OF WHICH IS ON FILE WITH PRICELINE.COM LLC (TOGETHER WITH ITS SUCCESSORS, THE "COMPANY") AND WHICH SHALL BE MAILED TO THE HOLDER HEREOF WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH HOLDER). IN ADDITION TO THE RESTRICTIONS ON TRANSFER SET FORTH OR REFERRED TO IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE "ACT"), AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE ACT AND, IF REQUIRED BY THE COMPANY, THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THAT EFFECT. THE HOLDER OF THIS NOTE, BY ACCEPTANCE HEREOF, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT.

$ 1,000,000.00                                                 April 15, 1998

     For value received, PRICELINE.COM LLC (the "Company"), a Delaware Limited Liability Company with its principal offices located at Five High Ridge Park, Stamford, Connecticut 06905-1325 (the "Maker"), promises to pay to the order of ANDRE JAECKLE (the "Holder"), at CMC 8001 Centerview Parkway, Cordova, Tennessee 38018, or at such other place or places as the Holder hereof from time to time may designate in writing, the principal sum of One Million Dollars ($1,000,000.00), in lawful money of the United States, with interest thereon in like lawful money at a rate which is equal to six percent (6%) per annum (the "Effective Rate") calculated on the basis of a 365-day year for the actual number of days elapsed in arrears on the balance of this loan outstanding from time to time until the entire principal balance together with interest in areas has been fully paid. Interest only shall be payable semi-annually on the first day of April and October.

    Any principal balance outstanding under this Note together with interest at the Effective Rate, if not required to be paid sooner pursuant to the terms hereof, together with any other indebtedness due under this Note, shall become finally due and payable on April 15, 2003 (the "Maturity Date").


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     If a default shall occur under the terms of this Note and continue uncured for thirty (30) days after notice from the Holder to the Maker, the Holder may, at its option, declare the principal sum then remaining unpaid hereunder, together with all interest due and payable thereon, and all other sums owing hereunder, immediately due and payable without notice. From and after the Maturity Date, or from and after default and acceleration of the Maturity Date, or from and after any judgment, the entire principal remaining unpaid hereunder shall bear an annual interest rate equal to the Effective Rate plus two percent (2%). Failure to exercise such option or any other rights the Holder may be entitled to, shall not constitute a waiver of the right to exercise such option or any other rights in the event of any subsequent default, whether of the same or different nature.

     If this Note is placed in the hands of an attorney for collection or is collected through any legal proceeding, the undersigned promised to pay all costs, expenses and disbursements incurred in enforcing this Note, including reasonable attorney's fees and court costs.

     Notwithstanding any provisions of this Note, it is the understanding and agreement of the Maker and the Holder that the rate of interest to be paid by Maker to Holder shall not exceed the maximum rate of interest permissible to be charged by Holder under applicable law. All sums in excess of those lawfully collectible as interest for the periods in question shall be applied to principal immediately upon receipt of such moneys by the Holder.

     The Maker waives the rights of presentment, notice of protest, demand, dishonor and nonpayment of this Note, and consents to any and all renewals and extensions in the time of payment hereof. The right to plead any and all statutes of limitations as a defense to (i) any demand on this Note, and (ii) any and all obligations or liabilities arising out of or in connection with this Note, is expressly waived by the undersigned to the fullest extent permitted by law.

     The principal amount outstanding under this Note at any particular time may be prepaid in whole or in part at any time upon thirty (30) days prior written notice by Maker to Holder. Any prepayment so made shall not preclude subsequent prepayment. Any prepayment shall be applied first against permitted expenses of Holder as provided for herein, second to unpaid interest due under this Note and then to principal.

     This Note is issued pursuant to, and the Holder is entitled to the benefits of and is subject to the restrictions on transfer and other provisions of, that certain Subscription Agreement by and between the Maker and the Holder of event date herewith (the "Subscription Agreement"). All the terms, covenants, conditions, provisions and agreements of the Subscription Agreement are hereby made a part of this Note to the same extent and with the same effect as if fully set forth herein.

     Any notice to the undersigned or to the Holder provided for in this Note shall be given by delivering or by mailing such notice in accordance with the notice provisions of the Subscription Agreement.

     This Note may not be modified or terminated orally, but only by agreement in writing signed by the party against whom enforcement of such change or termination is sought.

     This Note is to be governed and construed according to the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the undersigned as Maker has hereunto caused this Note to be duly executed as of the date first above written.

                                           PRICELINE COM LLC



Attest:                                    By:      /s/ Jay Walker
                                              ------------------------------
                                              Jay Walker, President

    /s/ Joseph L. Deyman
-----------------------------